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                                                                       EXHIBIT 1

                      AMERICAN GENERAL FINANCE CORPORATION

              $75,000,000 4.411% SENIOR NOTES DUE NOVEMBER 30, 2007
                           PLACEMENT AGENCY AGREEMENT

                                                               November 15, 2002

Banc of America Securities LLC
NCI-007-08-17
100 North Tryon Street
Charlotte, North Carolina  28255

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Fleet Securities, Inc.
100 Federal Street
Boston, MA  02110

HSBC Securities (USA) Inc.
Tower 10
452 Fifth Avenue
New York, NY  10018

Wachovia Securities, Inc.
One Wachovia Center, DC-8
301 South College Street
Charlotte, NC  28288-0602


Ladies and Gentlemen:

         1. INTRODUCTORY. American General Finance Corporation, an Indiana corporation (the "COMPANY"), hereby confirms its agreement with Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., HSBC Securities (USA) Inc. and Wachovia Securities, Inc., each as an agent of the Company (collectively, the "PLACEMENT AGENTS"), with respect to the issue and sale by the Company of, and the solicitation by the Placement Agents on behalf of the Company of offers to purchase, $75,000,000 aggregate principal amount of the Company's 4.411% Senior Notes due November 30, 2007 (the "NOTES") to Core Bond Products LLC (the "DEPOSITOR") for deposit in the Core Investment Grade Bond Trust I (the "TRUST"). The Notes will be issued under an indenture dated as of May 1, 1999 (the "Indenture") between the Company and Citibank, N.A., as trustee (the "TRUSTEE"). The Company hereby appoints the Placement Agents as its exclusive agents for the solicitation of offers to purchase the Notes from the Company by the Depositor, and each Placement Agent hereby accepts such appointment. The Company shall not appoint any other entity or person to act on its behalf, or to assist it, in the placement of the Notes. Notwithstanding anything to the contrary contained herein, the parties hereto agree that no Placement Agent shall be obligated, under any circumstance, to purchase Notes from the Company, as principal or otherwise.

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "SECURITIES ACT"), a registration statement on Form S-3 (Registration No. 333-100345) relating to certain of its debt securities, including the Notes
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(the "INITIAL REGISTRATION STATEMENT"). The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act (and at such time as may be required by Rule 430A(a)(3) under the Securities
Act) a prospectus supplement specifically relating to the Notes. The various parts of the Initial Registration Statement, any post-effective amendment thereto and a registration statement, if any, increasing the size of the offering (a "RULE 462(B) REGISTRATION STATEMENT") filed pursuant to Rule 462(b) under the Securities Act, including all exhibits thereto, the documents incorporated by reference in the prospectus contained therein and any information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the registration statement at the time it was declared effective but excluding the Form T-1 (as defined below), each as amended at the time such part of the Initial Registration Statement became effective or such part of any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective are hereinafter collectively referred to as the "REGISTRATION STATEMENT". The related prospectus covering the Notes in the form first used to confirm sales of the Notes is hereinafter referred to as the "BASIC PROSPECTUS". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Notes in the form first used to confirm sales of the Notes is hereinafter referred to as the "PROSPECTUS". Any reference in this Agreement to the Basic Prospectus, any preliminary form of Prospectus (a "PRELIMINARY PROSPECTUS") previously filed with the Commission pursuant to Rule 424 under the Securities Act, or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to "amend", "amendment" or "supplement" with respect to the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Placement Agent that:

                  (a) The Initial Registration Statement has become effective; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) The Registration Statement (as amended) and the Prospectus (as amended or supplemented) conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and did not and will not, as of the applicable effective date, the date of this Agreement and the Closing Date, as to the Registration Statement and any amendment thereto and as of its date, the date of this Agreement and the Closing Date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or, in the case of the Registration Statement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; except that the foregoing representations and warranties shall not apply to

                  (i) that part of the Registration Statement which constitutes the Statement of Eligibility ("Form T-1") under the Trust Indenture Act of the Trustee,


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                  (ii)     statements or omissions in the Registration Statement
                  or the Prospectus made in reliance upon and in conformity with information relating to any Placement Agent provided in writing to the Company expressly for use therein and

                  (iii) any statement which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Securities Act.

                  (c) The documents incorporated by reference in the Prospectus as amended or supplemented, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and any further documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Placement Agent provided in writing to the Company expressly for use therein or to any statement in any such document which does not constitute part of the Registration Statement or Prospectus pursuant to Rule 412 under the Securities Act.

                  (d) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana, and has full corporate power and authority to own its properties and to conduct its business as described in the Prospectus.

                  (e) The Notes will be duly authorized prior to their issuance and when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) The Indenture has been duly authorized, executed and delivered, and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented.

                  (g) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for such conflicts, breaches, defaults and violations that would not have a material adverse effect on the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect") or affect the validity of the Notes, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for the issue and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain


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or make would not have a Material Adverse Effect or affect the validity of the
Notes, and such consents, approvals, authorizations, orders, registrations or qualifications as have been, prior to the date of this Agreement, obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or "Blue Sky" or insurance securities laws in connection with the purchase and distribution of the Notes by the Placement Agents.

                  (h) There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Prospectus as amended or supplemented.

                  (i) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented on the date of this Agreement, there has not been any material change in the capital stock or any material increase in the consolidated long-term debt of the Company or any material adverse change in or affecting the consolidated financial position, shareholders' equity or results of operations of the Company and its consolidated subsidiaries (a "Material Adverse Change") otherwise than as set forth or contemplated in such Prospectus.

         3.       OFFERING AND DELIVERY.

                  (a) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein specified, each Placement Agent, acting solely as an agent of the Company, will use its reasonable efforts to solicit offers from the Depositor for the purchase of the aggregate principal amount of the Notes from the Company specified opposite its name in Schedule I attached hereto. Each Placement Agent will communicate to the Company, orally, each offer for the purchase of Notes it has solicited on an agency basis. In the event that a Placement Agent orally communicates to the Company that it has received an offer for the purchase of Notes at a price at least equal to 100% of the principal amount thereof, then the Company shall accept such offer in whole, provided that the aggregate of all such offers does not exceed $75,000,000 aggregate principal amount of Notes. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by a Placement Agent on an agency basis and accepted by the Company or fails to satisfy any condition to its issuance and sale of the Notes hereunder, the Company shall (i) hold such Placement Agent harmless against any loss, claim or damage arising from, or as a result of, such default or failure and (ii) pay to such Placement Agent the commission to which it would otherwise be entitled absent such default or failure. If a Placement Agent defaults in its obligations under this Agreement, nothing herein shall relieve such defaulting Placement Agent from liability for its default.

                  The Company hereby agrees to pay to each Placement Agent a commission equal to 0.30% of the principal amount of each Note to be delivered to a purchaser whose offer has been solicited by such Placement Agent on an agency basis and has been accepted, or is required to be accepted in accordance with the terms hereof, by the Company. Such commission shall be payable, at the option of the applicable Placement Agent, either in the form of a discount from the price received from purchasers of Notes or directly from the Company. Delivery of Notes sold through a Placement Agent as an agent of the Company shall be made by the Company to such Placement Agent for the account of the purchaser thereof only against payment therefor in immediately available funds. In the event that the purchaser of Notes fails to accept delivery of such Notes or fails to make payment in full therefor on the Closing Date (as defined below), the applicable Placement Agent shall promptly notify the Company and return such Notes to the Company. If such Placement Agent has theretofore paid the Company for such Notes, the Company shall promptly return the related funds to such Placement Agent.

         The Company acknowledges that the placement of Notes arranged by the Placement Agents for the Company on an agency basis is being conducted by the Placement Agents in reliance upon the representations, warranties, covenants and agreements contained herein.


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                  (b)      Payment of the purchase price for, and delivery of,
the Notes to be purchased by the Trust shall be made at the office of Sidley Austin Brown & Wood LLP, 787 Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Placement Agents and the Company, at 9:00 A.M., New York City time, on November 20, 2002 or at such other time as shall be agreed upon by the Placement Agents and the Company (the "Closing Date"). The Notes shall be delivered in the form of one or more global certificates in aggregate denomination equal to the aggregate principal amount of Notes upon original issuance and registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC").

         4. DELIVERY OF THE PROSPECTUS; NO CONTEST OF ENFORCEABILITY OF SECURITIES LAWS RIGHTS. The Company hereby authorizes and directs the Placement Agents to deliver a copy of the Prospectus to each purchaser of Pass-Through Certificates (the "Certificates") issued under the Trust Agreement, to be dated as of November 20, 2002 (the "Trust Agreement"), among the Depositor, Banc of America Securities LLC, as administrative agent, and The Bank of New York, as trustee (the "Certificates Trustee"). Furthermore, each of the Company and the Placement Agents (i) acknowledges that the Certificates Trustee has assigned to purchasers and subsequent holders of the Certificates its rights against the Company and such Placement Agents under U.S. federal and state securities laws with respect to its purchase of the Notes and (ii) agrees not to contest the enforceability of such assignment.

         5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each Placement Agent that:

                  (a) The Company will advise each Placement Agent promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and prior to the completion of the distribution of the Notes provide each Placement Agent with a reasonable opportunity to review such proposed amendment or supplement prior to any filing thereof (other than any filing required to be made pursuant to the Exchange Act) and will not make any such amendment or supplement between the date hereof and the Closing Date which shall be reasonably disapproved by the Placement Agents promptly after reasonable notice thereof; prior to the completion of the distribution of the Notes, the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, advise each Placement Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with, or transmitted for filing to, the Commission (other than any filing required to be made pursuant to the Exchange Act ), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Notes, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, will use promptly its best efforts to obtain its withdrawal;

                  (b) If at any time when a prospectus relating to any Notes is required to be delivered under the Securities Act any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act or the Trust Indenture Act, the Company promptly will prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance. The expense of complying with the requirements of this
Section 5(b) shall be borne

                  (i) during the period of six months after the date hereof by the Company, and


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                  (ii)     after the expiration of such six-month period, by
                  those Placement Agents requesting copies of the Prospectus or of an amendment or amendments of or a supplement or supplements to the Prospectus.

                  (c) The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement or statements of the Company and its subsidiaries (which need not be audited) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

                  (d) The Company will furnish to each Placement Agent copies of the Registration Statement (one of which will include all exhibits), each related preliminary prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as each Placement Agent reasonably requests.

                  (e) The Company will arrange for the qualification of the Notes for offering and sale and the determination of their eligibility for investment under the applicable securities and insurance laws of such jurisdictions as each Placement Agent reasonably designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (f) The Company will pay or cause to be paid the following:

                  (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Notes under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Placement Agents;

                  (ii) the cost of printing, word processing or reproducing this Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Notes;

                  (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities or insurance laws as provided in Section 5(e) hereof, including fees and disbursements of the Placement Agents' counsel in connection with such qualification and in connection with any Blue Sky and Legal Investment Memoranda;

                  (iv) any fees charged by securities rating services for rating the Notes;

                  (v) any filing fees incident to any required review by the Corporate Financing Department of NASD Regulation, Inc. (NASDR) of the terms of the sale of the Notes;

                  (vi) the cost of preparing the Notes, including any fees and expenses relating to the use of book-entry securities;

                  (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes; and

                  (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section,
                  Section 7 and Section 11 hereof, the Placement Agents will pay all of their own costs and expenses, including the


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                  fees of their counsel, any transfer taxes on resale of any of the Notes by the Depositor or the Trust, and any advertising expenses connected with any offers they may make.

                  (g) During the period beginning on the date hereof and continuing to and including the Closing Date, the Company will not, without the prior written consent of each Placement Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than nine (9) months after the Closing Date and that are substantially similar to the Notes. The foregoing restriction shall not apply to an issue of debt securities denominated in a currency other than U.S. dollars or to an issue of debt securities at least 90% of which is offered and sold outside the United States.

         6. CONDITIONS OF PLACEMENT AGENTS' OBLIGATIONS. The several obligations of the Placement Agents specified herein will be subject to the accuracy, at and as of the Closing Date, in all material respects, of the representations and warranties on the part of the Company herein, to the accuracy, in all material respects, of the statements of Company officers made pursuant to the provisions hereof, to the performance, in all material respects, by the Company of its obligations hereunder and to the following additional conditions:

                  (a) Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission or, to the knowledge of the executive officers of the Company, shall be contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of each Placement Agent.

                  (b) Since the respective dates as of which information is given in the Prospectus, there shall not have occurred any material change in or affecting the business, properties or financial condition of the Company or its material subsidiaries which, in the judgment of the Placement Agents, materially impairs the investment quality of the Notes.

                  (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any of the following:

                  (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, if the effect of any such event, in the reasonable judgment of the Placement Agents, is to make it impracticable or inadvisable to market the Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                  (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities;

                  (iii) any downgrading in the rating accorded the Company's senior debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act;

                  (iv) the suspension in trading in the securities of the Company on any national securities exchange or quotation system on which they are listed or quoted, if the effect of such event in the reasonable judgment of the Placement Agents makes it impracticable or inadvisable to market the Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented; or

                  (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration that does not represent a significant departure from the conditions that exist on the date hereof, if the effect of any such event in the reasonable judgment of the Placement Agents is to make it impracticable or inadvisable to market




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                  the Notes on the terms and in the manner contemplated in the
                  Prospectus as amended or supplemented.

                  (d) The Placement Agents shall have received an opinion or opinions of Timothy M. Hayes, Esq., General Counsel of the Company, or such other counsel as shall be acceptable to the Placement Agents, dated the Closing Date, to the effect that:

                  (i) The Company is a corporation duly incorporated and validly existing under the laws of the State of Indiana, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented and to enter into and perform its obligations under, or as contemplated under, this Agreement;

                  (ii) Each of the subsidiaries of the Company has been duly incorporated and is validly existing as a business corporation or an insurer, as the case may be, and is in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus as amended or supplemented; provided, however, that "good standing" means with respect to any subsidiary incorporated under the laws of the State of Indiana, that such subsidiary has filed its most recent biennial report required by the laws of the State of Indiana and Articles of Dissolution have not been filed in the State of Indiana with respect to such subsidiary; to the knowledge of such counsel, the Company and each of its subsidiaries has been duly qualified as a foreign corporation for the transaction of business or licensed to transact business as an insurance company, as the case may be, and is in good standing under the laws of each other jurisdiction in which it owns or leases substantial properties, or conducts business, and where the failure so to qualify and be in good standing would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole; all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for any directors' qualifying shares) are owned, directly or indirectly, by the Company, free and clear of all liens and encumbrances; and, to the knowledge of such counsel, the Company and each of its subsidiaries has all required authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance regulatory authority having jurisdiction over the Company or any insurance subsidiary of the Company) to own, lease and operate its properties and to conduct its business as described in the Prospectus, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained, would not have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (ii) upon opinions (in form and substance satisfactory to the Placement Agents) of local counsel and of counsel for the subsidiaries, such counsel being acceptable to counsel for the Placement Agents, copies of which shall be furnished to the Placement Agents; and in respect of matters of fact upon certificates of public officials or officers of the Company or its subsidiaries, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions);

                  (iii) There are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened, of a character that are required to be disclosed in the Registration Statement and Prospectus as amended or supplemented, other than as disclosed therein; to the knowledge of such counsel, there are no contracts, indentures, mortgages, deeds of trust, loan agreements or other documents of a character required to be described in the Registration Statement or Prospectus as amended or supplemented (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required and all descriptions in the Prospectus as


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                  amended or supplemented of such documents to which the Company or its subsidiaries are a party are accurate in all material respects;

                  (iv) Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation, charter or by-laws or in default in the performance or observance of any contractual obligation known to such counsel, the violation of or default under which has or will have a material adverse effect on the business of the Company and its subsidiaries taken as a whole. The issue and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated will not
                  (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument for money borrowed to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (B) result in any violation of (x) the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company or
                  (y) any statute, order, rule, regulation, judgement, writ or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, in any manner which, in the case of clauses (A) and (B)(y), would have a material adverse effect on the business of the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause (iv) with respect to subsidiaries upon opinions (in form and substance satisfactory to the Placement Agents) of counsel for the subsidiaries, such counsel being acceptable to counsel for the Placement Agents, copies of which shall be furnished to the Placement Agents, provided that such counsel shall state that he or she believes that he or she is justified in relying upon such opinions);

                  (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties is required for the issue and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such as may be required under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "Blue Sky" or insurance laws in connection with the transactions contemplated by this Agreement;

                  (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (viii) The Notes have been duly authorized and, when executed and authenticated pursuant to the Indenture and issued and delivered against payment therefor pursuant to this Agreement, (A) the Notes will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, are in the form authorized in or pursuant to the Indenture, and conform in all material respects to the description thereof in the Prospectus as amended or supplemented and (B) each holder of Notes will be entitled to the benefits of the Indenture;

                  (ix) The information in the Prospectus as amended or supplemented under the captions "Description of Debt Securities", "Certain United States Federal Income Tax Considerations", and "Description of Notes", or any caption purporting to cover such matters, to the extent that such information constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

                  (x)      The Indenture is qualified under the Trust Indenture
                  Act;

                  (xi) The Registration Statement is effective under the Securities Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceeding for that purpose has been initiated or threatened by the Commission;

                  (xii) The Registration Statement (other than the financial statements and supporting schedules included therein and the Statement of Eligibility under the Trust Indenture Act filed as an exhibit thereto, as to which no opinion need be expressed), at the time it became effective, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder;

                  (xiii) The Company is not, and after giving effect to the issue and sale of the Notes, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (xiv) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and supporting schedules included therein, as to which no opinion need be expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and

                  (xv) Nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement (other than the financial statements and supporting schedules contained or incorporated by reference therein or omitted therefrom and the Statement of Eligibility under the Trust Indenture Act filed as an exhibit thereto, as to which such counsel need not comment), at the time it became effective, and if an amendment to the Registration Statement under the Securities Act or an Annual Report on Form 10-K under the Exchange Act has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time each such amendment became effective and the most recent such Form 10-K was filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), as amended or supplemented, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In giving such opinion, such counsel may rely as to matters of New York law upon the opinion of Sidley Austin Brown & Wood LLP referred to in Section 6(e).

                  (e) The Placement Agents shall have received from Sidley Austin Brown & Wood LLP, counsel for the Placement Agents, such opinion, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Notes, the Registration Statement, the Prospectus as amended or supplemented, and other related matters as the Placement Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In giving such opinion, Sidley Austin Brown & Wood LLP may rely as to matters of Indiana law upon the opinion of Timothy Hayes, Esq., General Counsel of the Company (or other counsel licensed to practice in the State of Indiana) referred to in Section 6(d).

                  (f) The Placement Agents shall have received a certificate of the Chairman, the President, or a Vice President and the Treasurer or Assistant Treasurer of the Company, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, in all material respects, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission, and that, since the respective dates as of which information is given in the Prospectus as amended or supplemented there has not been any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented.

                  (g) At the time of execution of this Agreement, the Placement Agents shall have received a letter from each of Ernst & Young LLP and PricewaterhouseCoopers LLP, dated the date hereof, to the effect set forth in
Schedule II hereto.

                  (h) The Placement Agents shall have received a letter from each of Ernst & Young LLP and PricewaterhouseCoopers LLP, dated the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 6(g).

                  The Company will furnish the Placement Agents with such confirmed copies of such opinions, certificates, letters and documents as the Placement Agents reasonably request.

         7. INDEMNIFICATION. (a) The Company will indemnify and hold harmless each Placement Agent against any losses, claims, damages or liabilities, joint or several, to which such Placement Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Placement Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Notes or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Placement Agent expressly for use therein; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not apply to any such losses, claims, damages or liabilities asserted against such Placement Agent by any purchaser of Notes to the extent that such losses, claims, damages or liabilities result from the fact that a copy of the Prospectus furnished by the Company (excluding any documents incorporated by reference therein) was not sent or given to such purchaser at or prior to the written confirmation of the sale of such Notes to such purchaser.

                  (b) Each Placement Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject under the Securities

Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus as amended or supplemented, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Notes or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Placement Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                  (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total commissions or discounts received by the Placement Agents in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by the Placement Agents on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by or through such Placement Agent were sold exceeds the amount of any damages which such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Placement Agent within the meaning of the Securities Act; and the obligations of each Placement Agent under this Section 7 shall be in addition to any liability which such Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties, and other statements of the Company or its officers and of the several Placement Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Placement Agent or any controlling person of any Placement Agent or the Company or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Notes.

         9. NOTICES. All communications hereunder will be in writing, and, if sent to the Placement Agents, will be mailed or delivered and confirmed to Banc of America Securities LLC at Banc of America Corporate Center, 100 North Tryon Street, 8th Floor, Charlotte, North Carolina 28255, Facsimile Transmission No. 704-388-9939, Attention: Transaction Management, and to J.P. Morgan Securities Inc. at 270 Park Avenue, 8th Floor, New York, New York 10017, Facsimile Transmission No. 212-834-6081, Attention: Investment Grade Syndicate Desk, or, if sent to the Company, will be mailed or delivered and confirmed to it at 601 N.W. Second Street, Evansville, Indiana 47708, Facsimile Transmission No. 812-468-5352, Attention: Treasurer; provided, however, that any notice to a Placement Agent pursuant to Section 7 will be mailed or delivered to such Placement Agent at its address furnished to the Company by such Placement Agent.

         10. SUCCESSORS. This Placement Agency Agreement will inure solely to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
Section 7 hereof, and no other person will have any right or obligation hereunder; provided, however, that the Depositor and the Certificates Trustee (on behalf of holders and beneficial owners of Certificates) are third party beneficiaries of the Company's obligation to accept in whole each offer to purchase Notes at a price at least equal to 100% of the principal amount thereof that a Placement Agent orally communicates to the Company, not to exceed $75,000,000 aggregate principal amount of Notes.

         11. TERMINATION. If for any reason, other than the occurrence of an event described in Section 6(c), the Notes are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Placement Agents for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) approved in writing by the Placement Agents reasonably incurred by the Placement Agents in making preparations for the purchase, sale and delivery of such Notes, but the Company shall then be under no further liability to any Placement Agent with respect to such Notes except as provided in Section 5(f) and Section 7 hereof.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         13. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us four counterparts hereof, whereupon this letter will become a binding agreement between the Company and the Placement Agents in accordance with its terms.

                                            Very truly yours,

                                            AMERICAN GENERAL FINANCE CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

BANC OF AMERICA SECURITIES LLC

By:
   ---------------------------------
        Name:
        Title:

J.P. MORGAN SECURITIES INC.

By:
   ---------------------------------
   Name:
   Title:

FLEET SECURITIES, INC.

By:
   ---------------------------------
   Name:
   Title:

HSBC SECURITIES (USA) INC.

By:
   ---------------------------------
   Name:
   Title:

WACHOVIA SECURITIES, INC.

By:
   ---------------------------------
   Name:
   Title:

                                   SCHEDULE I

                                     PRINCIPAL
                                     AMOUNT OF
      PLACEMENT AGENTS                 NOTES
      ----------------              -----------
Banc of America Securities LLC      $37,500,000
J.P. Morgan Securities Inc.          30,000,000
Fleet Securities, Inc.                2,550,000
HSBC Securities (USA) Inc.            2,475,000
Wachovia Securities, Inc.             2,475,000
                                    -----------
        TOTAL                       $75,000,000
                                    ===========

                                  Schedule I-1

                                   SCHEDULE II

         Pursuant to Section 6(g) of the Placement Agency Agreement, the accountants shall provide a comfort letter or letters to the effect that:

                  (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the related rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter(s), as indicated in their reports thereon, copies of which have been separately furnished to the Placement Agents;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included in the Prospectus and/or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
                  (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter(s) nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Item 503(d) of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the


                                 Schedule II-1
                  latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter(s), nothing came to their attention that caused them to believe that:

         A. (i) the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included and/or incorporated by reference in the Prospectus and included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated statements of comprehensive income included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

         B. any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

         C. any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

         D. as of a specified date not more than three business days prior to the date of such letter(s), there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decreases in consolidated net assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter(s); and

         E. for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to a specified date not more than three business days prior to the date of such letter(s) there were any decreases in consolidated total revenues or the total amount of consolidated income before extraordinary items or consolidated net income of the Company and its subsidiaries in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus as amended and supplemented discloses have occurred or may occur or which are described in such letter(s); and

         (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Placement Agents which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Placement Agents or in documents incorporated by reference in the Prospectus specified by the Placement Agents, and have compared certain of such amounts, percentages

                                 Schedule II-2
and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Schedule IV to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as defined in the Placement Agency Agreement.

                                 Schedule II-3